UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Alabama	333-205986	46-1422125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2611 Legends Drive Prattville, Alabama	36066
(Address of Principal Executive Offices)	(Zip Code)

(334) 290-2700

(Registrant’s telephone number, including area code)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: April 23, 2019

RIVER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws.

On April 23, 2019, the Shareholders of the Company voted to amend River Financial’s articles of incorporation to provide for a variable range in board size by fixing a minimum number of 7 Directors and a maximum number of 12 Directors

The Articles of Amendment to the Articles of Incorporation of River Financial Corporation, are filed with this Current Report on form 8-K as Exhibit 3.1 and are incorporated by reference herein.  The Company reports pursuant to Section 15(d) of the Exchange Act.

ITEM 5.07 Submission of Matter to a Vote of Security Holders.

On April 23, 2019, River Financial Corporation (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). Summarized below is a description of the matters voted on at the Annual Meeting and the final results of such voting.

Proposal – Election of Directors. The stockholders elected each of the director nominees to serve as directors until the Company’s 2020 annual meeting of stockholders and until their successors have been elected and qualified. Each of the director nominees, with the exception of Charles R. Moore, III and Charles E. Herron, Jr, was a current director of the Company who was re-elected. The voting for each of the directors at the Annual Meeting was as follows:

Name	Votes For	Votes Against	Withhold Authority
Larry Puckett	3,835,600		12,225
Gerald R. Smith, Jr.	3,830,325	1,000	16,500
John A. Freeman	3,782,643		65,182
W. Murray Neighbors	3,826,225	1,000	20,600
Vernon B. Taylor	3,835,600		12,225
James M. Stubbs	3,835,600		12,225
Jimmy L. Ridling	3,795,975	28,750	23,100
Charles R. Moore, III	3,830,100	3,000	14,725
Charles E. Herron, Jr	3,729,474		118,351

Proposal – Amend River Financial’s articles of incorporation to provide for a variable range in board size by fixing a minimum number of 7 Directors and a maximum number of 12 Directors. The proposal to approve the amendment of the articles of incorporation, was approved by a vote of the stockholders of 3,835,075 for, 4,750 against, and 8,000 abstain.

Proposal – Approve the addition of 300,000 shares under River Financial’s 2015 Incentive Stock Compensation Plan. The proposal to approve the addition of 300,000 shares under River Financial’s 2015 Incentive Stock Compensation Plan, was approved by a vote of the stockholders of 3,558,017 for, 228,012 against, and 61,796 abstain.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.Description of Exhibit

3.1	Articles of Amendment to the Articles of Incorporation of River Financial Corporation dated as of April 24, 2019.
10.1	Amendment to 2015 Incentive Stock Compensation Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVER FINANCIAL CORPORATION

Date: April 25, 2019	By:	/s/ James M. Stubbs
James M. Stubbs
Chief Executive Officer

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